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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                               SEPTEMBER 15, 2003
                                (Date of Report)



                       MANUFACTURED HOME COMMUNITIES, INC.
             (Exact name of registrant as specified in its Charter)



                                     1-11718
                              (Commission File No.)



                  MARYLAND                               36-3857664
      (State or other jurisdiction of                 (I.R.S. Employer
       incorporation or organization)                Identification No.)

TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                60606
  (Address of principal executive offices)               (Zip Code)



                                 (312) 279-1400
              (Registrant's telephone number, including area code)



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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

                  On September 11, 2003, Manufactured Home Communities, Inc. announced the appointment of Michael Berman as its Vice President and Chief Financial Officer, succeeding John Zoeller, its current Chief Financial Officer effective September 30, 2003.





ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibit

                    Exhibit Number     Description

                         99.1 Manufactured Home Communities, Inc. Press Release dated September 11, 2003





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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.








                                   MANUFACTURED HOME COMMUNITIES, INC.






                                   BY: /s/ Mark Howell
                                      ----------------------------------
                                       Mark Howell
                                       Principal Accounting Officer and
                                          Assistant Treasurer




DATE:   September 15, 2003